EXHIBIT 10.30

FIFTH AMENDMENT TO DEPOSIT PROCESSING SERVICES AGREEMENT

This FIFTH AMENDMENT TO DEPOSIT PROCESSING SERVICES AGREEMENT (this "Amendment") is entered into as of November 30, 2012, by and between Higher One, Inc. ("Higher One") and Cole Taylor Bank ("Bank").

WHEREAS, Higher One and Bank are parties to that certain Deposit Processing Services Agreement dated as of March 29, 2012, as amended (the "Deposit Processing Services Agreement"); and

WHEREAS, the parties hereto desire to amend the terms of the Deposit Processing Services Agreement in accordance with the terms of this Amendment; and

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.  Unless otherwise defined in this Amendment, all capitalized terms used herein shall have the definitions indicated in the Deposit Processing Services Agreement.

2.  The final sentence of Section 2.11 of the Deposit Processing Services Agreement is hereby amended and restated as follows:
"Furthermore, the Parties shall draft, finalize and execute a transition agreement addressing each Party's responsibilities in conjunction with the future termination of this Agreement and Depositor Program on, or prior to, November 30, 2012."

2.  This Amendment may not be amended, waived or modified in any manner without the prior written consent of each party hereto.

3.  Except as specifically amended and modified hereby, all of the terms and conditions of the Deposit Processing Services Agreement shall remain unchanged and in full force and effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of laws rules.

4.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

COLE TAYLOR BANK

By: /s/ Randall T. Conte
Its: CFO

HIGHER ONE, INC.

By: Miles Lasater
Its: COO